UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 23, 2017
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	5

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 23, 2017, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.
The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	370,791,785	5,825,429	1,264,537	52,386,510
Tom A. Alberg	371,804,481	5,608,235	469,035	52,386,510
John Seely Brown	374,071,251	3,451,859	358,641	52,386,510
Jamie S. Gorelick	374,180,194	2,819,592	881,965	52,386,510
Daniel P. Huttenlocher	374,933,825	2,472,316	475,610	52,386,510
Judith A. McGrath	374,497,472	2,813,029	571,250	52,386,510
Jonathan J. Rubinstein	374,441,514	2,837,138	603,099	52,386,510
Thomas O. Ryder	351,191,297	25,627,416	1,063,038	52,386,510
Patricia Q. Stonesifer	372,340,493	5,214,450	326,808	52,386,510
Wendell P. Weeks	348,656,105	28,158,562	1,067,084	52,386,510
The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2017 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
426,780,925	3,008,804	478,532	—
The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
369,105,950	7,977,877	797,924	52,386,510
An advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
173,718,089	582,549	202,450,374	1,130,739	52,386,510
The Company’s 1997 Stock Incentive Plan, as amended and restated, was approved by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
364,106,468	13,230,390	544,893	52,386,510
A shareholder proposal regarding a report on use of criminal background checks in hiring decisions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
26,946,329	340,901,528	10,033,894	52,386,510

A shareholder proposal regarding sustainability as an executive compensation performance measure was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
18,039,973	351,823,807	8,017,971	52,386,510
A shareholder proposal regarding vote counting practices for shareholder proposals was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
24,193,761	352,774,719	913,271	52,386,510

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: May 25, 2017

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